Exhibit 99.2

July 23, 2020 2 nd Quarter Supplemental Information

Current State ▪ More than 85% of non - branch personnel are continuing to telework. ▪ Branch lobbies are closed to the public; however clients are able to schedule appointments and a wider range of transactions are possible in drive - thru facilities. ▪ Approximately 15 out of more than 60 branches remain temporarily closed, with several to reopen in the coming days. ▪ Continue to closely follow CDC guidelines and comprehensive health and safety protocols. Protecting Our Employees, Clients and Community 2

Protecting Our Employees, Clients and Community Return - to - Work Strategy ▪ Taking a cautious and phased approach to bringing people back into branches and offices. ▪ Surveyed employees and clients to understand their needs and concerns, and developed a comprehensive return - to - work strategy. ▪ Entered Phase 1 in July, which allows for no more than 25% of the workforce at any given location. ▪ Future phases will scale up and could take more than a year to fully implement. Given the fluid nature of the pandemic, management is prepared to scale back at any time if needed. 3

4 Helping Our Clients: Loan Accommodations ($ in millions) Balance Loans with % of Portfolio Outstanding (1) Payment with Payment Loan Type at 6/30/2020 Accommodation Accommodation Commercial & Industrial $1,169 $127 11% ‣ Accommodation data as of July 17, 2020 Acquisition, Development & Construction $996 $50 5% ‣ Accommodations granted exceeded $2 billon Owner Occupied Real Estate $1,617 $263 16% ‣ 60% of accommodations granted in April/May Investment Real Estate $3,567 $928 26% ‣ Total Commercial Loans $7,349 $1,368 19% Total Mortgage Loans $1,352 $81 6% Total Consumer Loans $544 $13 2% Total Loans $9,245 $1,462 16% (1) Amounts exclude PPP loans Loan Accommodations Most accommodations were 3 months; P&I payment deferral or interest only • Accommodation data as of July 17, 2020 • Accommodations granted exceed $2 billion • 60% of accommodations granted in April/May • A ccommodations are P&I payment deferral or interest only; most are for three months ( $ in millions)

▪ PPP loans as of June 30, 2020 ▪ 306 loans for over $96 million to non - profit organizations ▪ Supported over 112,000 jobs ▪ 23% located in low - to - moderate income neighborhoods 5 Helping Our Clients: Paycheck Protection Program (PPP) ($ in thousands) Loan Size # of Loans $ of Loans Orig. Fee % Orig. Fee $ Less than or equal to $350,000 4,480 $357,590 5% $17,880 ‣ PPP loans as of June 30, 2020 $350,001 - $1,999,999 633 $481,916 3% $14,457 ‣ Greater than or equal to $2,000,000 76 $250,975 1% $2,510 ‣ Supported over 112,000 jobs Total PPP Loans 5,189 $1,090,481 $34,847 ‣ 23% were to low-to-moderate neighborhoods Paycheck Protection Program (PPP) 306 loans for over $96 million to non-profit organizations ( $ in thousands)

Outstanding Loans with % of Portfolio Total Balances Payment with Payment % 30+ Days Criticized % of Portfolio PPP Industry Type Commitments (1) as of 6/30/2020 Accommodation (2) Accommodation Delinquent Balances Criticized Loans Hotels $416 $390 $250 65% 0.69% $11 2.77% $8 Restaurants $165 $153 $30 20% 2.81% $9 5.75% $73 CRE Investment - Office $751 $702 $90 13% 0.94% $9 1.30% $0 CRE Investment - Retail $1,132 $1,066 $330 30% 1.16% $30 1.17% $1 CRE Investment - Multifamily $586 $474 $105 22% 1.49% $13 0.07% $4 Specific Industry Summary as of June 30, 2020 6 ( $ in millions) (1) Amounts exclude PPP loans (2) Payment Accommodations as of July 17, 2020

▪ Proactively engage clients and perform relationship reviews on an ongoing basis ▪ D aily and monthly portfolio monitoring of COVID - related impacts, including: ▪ L ine utilization rates by industry ▪ P ayment accommodations ▪ Delinquency trends ▪ Risk rating migration ▪ Monitor B eacon score migration of mortgage and consumer portfolio ▪ Perform CRE stress testing on Hotels, Retail, Office and Multifamily 7 Ongoing Portfolio Monitoring

Allowance for Credit Losses – Q2 2020 • Q2 increase in ACL impacted by further deterioration of economic projections as well as the inclusion of the acquired Revere loan portfolio. *Established through a "gross-up" adjustment to fair values of acquired PCD loans at the acquisition date with no impact to the current period provision expense. $85.8 $163.5 $18.6 $17.5 $33.8 $3.6 $4.2 ACL 3/31/20 Day 1 Revere PCD ACL* Day 1 Revere non-PCD ACL Change in economic forecast Change in Qualitative Factors Change related to loan portfolio mix ACL 6/30/20 Drivers of change in Q2 ACL reserve (in millions) 8 Drivers of Change in Q2 ACL Reserve ($ in millions) *Established through a “gross - up” adjustment to fair values of acquired PCD loans at the acquisition date with no impact to the current period provision expense.

CECL – Q2 Methodology Assumptions CECL Methodology Key Assumptions Macroeconomic Forecast Reasonable and supportable forecast period COVID-19 Qualitative adjustment - Used Moody's June baseline forecast for local market MSA (released on June 19). Current baseline projections further worsened accross all economic variables used in CECL calculation as compared to prior expectations used in the 1Q20 CECL estimate. - Moody's baseline projections contemplate a peak unemployment rate in 2Q21 of 5.9% followed by a steady recovery in 2H21 and throughout 2022 with an unemployment rate reaching approximately 4.7% at the end of 2022. - Business bankruptcies are projected to peak in early part of 2021 with approximately 150% year-over-year increase. - Reasonable and supportable forecast period retained at one year due to long-term economic outlook uncertainty. Key macroeconomic variables - Unemployment rate - Business Bankruptcies - Case-Schiller Home Price Index - Q2 calculation did not incorporate any qualitative adjustment related to government relief stimulus or payment accomodations on expected losses. 9

Economic Forecast Comparison – Q2 vs. Q1 CECL Below presents a comparison of Q2 vs. Q1 Moody’s economic forecast for local market MSA on economic factors applied in the Company’s CECL calculation: 10 Unemployment Rate 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Used in Q2 CECL June 19 Forecast 5.32% 5.64% 5.82% 5.92% Used in Q1 CECL April 7 Forecast 5.39% 4.37% 4.53% 4.69% YoY % Change in Bankruptcies Used in Q2 CECL June 19 Forecast 23.41% 72.34% 127.19% 149.97% Used in Q1 CECL April 7 Forecast 0.66% 29.77% 73.22% 97.71% YoY % Change in HPI Used in Q2 CECL June 19 Forecast 2.76% 1.24% 0.67% -0.66% Used in Q1 CECL April 7 Forecast 3.33% 3.22% 1.47% 0.51%

Allocation of Allowance by Product Type • Excluding PPP loans, allowance for credit losses as a % of loans outstanding would increase to 1.76% for total loans and to 5.02% for the Commercial Business segment. (in $ thousands) Allowance for credit losses Amount % of Loans Outstanding Amount % of Loans Outstanding Amount % of Loans Outstanding Amount % of Loans Outstanding Commercial Business 11,395$ 1.42% 15,932$ 1.99% 29,330$ 3.61% 58,635$ 2.64% AD&C 7,590 1.11% 10,166 1.49% 11,208 1.74% 19,018 1.91% Investor RE 18,407 0.85% 16,396 0.76% 19,850 0.89% 46,941 1.31% OO RE 6,884 0.53% 7,271 0.56% 10,110 0.77% 18,680 1.17% Total commercial 44,276$ 0.90% 49,765$ 1.01% 70,498$ 1.41% 143,274$ 1.70% Consumer 2,086 0.45% 3,005 0.64% 4,247 0.94% 6,361 1.14% Mortgage Perm 8,803 0.77% 8,415 0.73% 9,892 0.89% 12,474 1.03% Mortgage Construction 967 0.66% 694 0.47% 1,163 0.78% 1,371 0.81% Total consumer 11,856$ 0.67% 12,114$ 0.69% 15,302$ 0.89% 20,206$ 1.04% Allowance for credit losses 56,132$ 0.84% 61,879$ 0.92% 85,800$ 1.28% 163,480$ 1.58% June 30, 2020 CECL 4Q19 Probable Incurred Losses January 1, 2020 CECL Adoption March 31, 2020 CECL 11

Capital Position • Tangible common equity to tangible assets ratio excluding PPP loans would have been 8.2% as of June 30, 2020 . • The impact of our election to apply the CECL transition provision to our regulatory capital at June 30, 2020 was an increase in Tier 1 capital of $21.7 million and an increase in the CET1 ratio of 22 bps. • All regulatory ratios continue to be in excess of “well - capitalized” requirements. CAPITAL POSITION in $ millions 2Q20 1Q20 4Q19 3Q19 2Q19 Total Sandy Spring Bancorp shareholder's equity 1,390.1$ 1,116.3$ 1,133.0$ 1,140.0$ 1,119.5$ Common equity tier 1 capital ratio 10.2% 10.2% 11.1% 11.4% 11.4% Tier 1 capital ratio 10.2% 10.2% 11.2% 11.5% 11.6% Total risk-based capital ratio 13.8% 14.1% 14.9% 12.7% 12.8% Leverage ratio 8.3% 8.8% 9.7% 10.0% 9.8% Tangible common equity to tangible assets 7.5% 8.4% 9.5% 9.7% 9.5% 12

Forward Looking Statements Sandy Spring Bancorp’s forward - looking statements are subject to the following principal risks and uncertainties: risks, uncertainties and other factors relating to the COVID - 19 pandemic, including the length of time that the pandemic continues, the imposition or re - imposition of stay - at - home orders and restrictions on business activities or travel; the effect of the pandemic on the general economy and on the businesses of our borrowers and their ability to make payments on their obligations; the remedial actions and stimulus measures adopted by federal, state and local governments; the inability of employees to work due to illness, quarantine, or government mandates; general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non - financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; the possibility that any of the anticipated benefits of acquisitions will not be realized or will not be realized within the expected time period; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10 - K for the year ended December 31, 2019, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward - looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov . 13